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                                                                     EXHIBIT 4.3

   COMMON STOCK                                                COMMON STOCK
                              ORGANIZED UNDER THE
                          LAWS OF THE STATE OF TEXAS
     NUMBER                  DXP ENTERPRISES, INC.                SHARES
XC-

                                                       CUSIP 233377 40 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

DXP Enterprises, Inc., transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:
        /s/ DAVID R. LITTLE              Countersigned and Registered
        President                        American Stock Transfer & Trust Company


                              [SEAL]

                                                    Transfer Agent and Registrar
        /s/ GARY A. ALLCORN              By
        Secretary                                   Authorized Signature


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                              DXP ENTERPRISES, INC

        The corporation will furnish to the record holder hereof without charge upon written request at its principal place of business or registered office a statement contained in its Restated Articles of Incorporation, as amended, on file in the office of the Secretary of State of the State of Texas of all the designations, preferences, limitations and relative rights of the shares of each class and series of shares of the corporation authorized to be issued, and the authority of the board of directors to fix and determine the designations, preferences, limitations and relative rights of subsequent series.

        The corporation will furnish to the record holder hereof without charge upon request to the corporation at its principal place of business or registered office a statement of the denial of preemptive rights contained in its Restated Articles of Incorporation, as amended, on file in the office of the Secretary of State of the State of Texas.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        Uniform Gifts to Minors
           right of survivorship                                  Act
           and not as tenants
           in common                                       ------------------
                                                                (State)

    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
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  of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


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                                                                       Attorney,
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  to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

                                  X
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  NOTICE: THE SIGNATURE(S) TO THIS
  ASSIGNMENT MUST CORRESPOND WITH
  THE NAME(S) AS WRITTEN UPON THE
  FACE OF THE CERTIFICATE IN EVERY
  PARTICULAR, WITHOUT ALTERATION
  OR ENLARGEMENT OR ANY CHANGE
  WHATEVER.
                                   X
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                                    ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                    INSTITUTION (SUCH AS A BANK OR BROKER)
                                    WHICH IS A PARTICIPANT IN THE SECURITIES
                                    TRANSFER AGENTS MEDALLION PROGRAM
                                    ("STAMP"), THE NEW YORK STOCK EXCHANGE,
                                    INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
                                    OR THE STOCK EXCHANGES MEDALLION PROGRAM
                                    ("SEMP") AND MUST NOT BE DATED.  GUARANTEES
                                    BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
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